                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL
                                      for
                        Tender of Shares of Common Stock
     (Including Associated Rights to Purchase Series A Junior Participating
                                Preferred Stock)
                                       of
                           E.W. Blanch Holdings, Inc.
             Pursuant to the Offer to Purchase Dated April 30, 2001
                                       by
                         Barrel Acquisition Corporation
                     A Wholly-Owned Indirect Subsidiary of
                            Benfield Greig Group plc

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON FRIDAY, MAY 25, 2001, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                         U.S. Trust Company of New York

                                ---------------

   By Overnight Courier and by            By Hand Delivery by                  By Registered or
  Hand Delivery after 4:30 P.M.         4:30 P.M. Monday-Friday                 Certified Mail
       on Expiration Date:
 U.S. Trust Company of New York      U.S. Trust Company of New York     U.S. Trust Company of New York
   30 Broad Street, 14th Floor          30 Broad Street, B-Level                 P.O. Box 112
     New York, NY 10004-2304            New York, NY 10004-2304             Bowling Green Station
                                                                           New York, NY 10274-0112

                        Confirm Facsimile Transmission:

                            (For confirmation only)
                        (212) 422-0183 or (646) 458-8104

                             For Information Call:

                                 (800) 548-6565

   IF YOU ARE AN ACCREDITED INVESTOR HOLDING PHYSICAL SECURITIES THEN, THE "BY REGISTERED OR CERTIFIED MAIL" ADDRESS IS: U.S. TRUST COMPANY OF NEW YORK, P.O. BOX 84, BOWLING GREEN STATION, NEW YORK, NY 10274-0084.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

   THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of Registered Holder(s)            Shares  Tendered
 (Please fill in, if blank, exactly as name(s)    (Attach additional signed list, if
      appear(s) on share certificate(s))                      necessary)
--------------------------------------------------------------------------------------
                                                             Total Number of
                                                                 Shares
                                                    Share    Represented by   Number
                                                 Certificate       Share     of Share
                                                  Number(s)*  Certificate(s)*Tenders**
                                          --------------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                             Total Shares
--------------------------------------------------------------------------------
 * Need not be completed if transfer is made by book-entry transfer.
 ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
 [_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
     HAVE BEEN LOST OR DESTROYED. SEE INSTRUCTION 11.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
     PLEASE READ THE ACCOMPANYING INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Barrel Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly-owned indirect subsidiary of Benfield Greig Group plc, a public limited company incorporated in England and Wales ("Parent"), the above-described shares of Common Stock, par value $0.01 per share, of E.W. Blanch Holdings, Inc., a Delaware corporation (the "Company") (including the associated rights to purchase Series A Junior Participating Preferred Stock) (the "Shares"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated April 30, 2001 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

   Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued in respect thereof on or after April 30,
2001) and irrevocably constitutes and appoints U.S. Trust Company of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after April 30, 2001) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

   All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Timothy J. Burton, Esq., Grahame D. Chilton, David John Coldman, David
H. Spiller and John Lindsay Pearce Whiter, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after April 30, 2001). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

   The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not accepted for payment and/or           not accepted for payment and/or
 the check for the purchase price          the check for the purchase price
 of Shares accepted for payment            of Shares accepted for payment is
 are to be issued in the name of           to be sent to someone other than
 someone other than the under-             the undersigned or to the under-
 signed.                                   signed at an address other than
                                           that above.
 Issue  [_] Check  [_] Certificates
 to:                                       Mail  [_] Check  [_] Certificates
                                           to:
 Name _____________________________
           (Please Print)                  Name______________________________
                                                     (Please Print)
 Address __________________________
                                           Address __________________________
 __________________________________
         (Include Zip Code)                __________________________________
                                                   (Include Zip Code)

 __________________________________
  (Employer Identification Number          __________________________________
     or Social Security Number)             (Employer Identification Number
                                               or Social Security Number)

                                 IMPORTANT:

                                   SIGN HERE
            (Also Complete Internal Revenue Service Form W-9 Below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s))

Dated:  , 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

--------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone Number _________________________________________

Employer Identification Number or Social Security Number _______________________

                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                 (Please Print)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Dated:  , 2001

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facilities' system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a participant in the Depositary's Medallion Program, the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a shareholder to validly tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary) [or, in the case of Shares held in the Company's Dividend Reinvestment Plan, the applicable portion of the Letter of Transmittal above must be properly completed,] in each case, prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

   Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business.

   "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

   THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

   When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as provided below, the Purchaser will pay any stock transfer taxes with respect to the purchase of Shares pursuant to the Offer. If (a) payment of the purchase price is to be made to, or certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s) of such Shares, or
(b) tendered certificates for Shares are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then, in any such case, the amount of any stock transfer taxes payable on account of the transfer to any such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

   8. Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

   9. Backup Withholding. To prevent U.S. federal income tax backup withholding equal to 31% of the amount of any payment made for Shares pursuant to the Offer, each shareholder surrendering Shares in the Offer who does not otherwise establish an exemption from backup withholding generally must provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") and certify under penalties of perjury that such shareholder is not subject to backup withholding on Internal Revenue Service Form W-9 ("Form W-9"). Each U.S. shareholder who surrenders shares pursuant to the Offer is urged to complete the Form W-9 which is included below in this Letter of Transmittal to provide the information and certifications necessary to avoid backup withholding.

   In order to complete Form W-9, each U.S. shareholder, surrendering Shares in the Offer must enter his or her TIN in Part I of Form W-9. If the Shares are held in more than one name or are not in the name of the actual owner, consult "What Name and Number to give the Requester" in the instructions set forth below in the "Guidelines for the Internal Revenue Service Form W-9" for additional guidance on what number to report.

   A U.S. shareholder that has not been issued a TIN may nevertheless complete the Form W-9 by applying for a TIN and writing "Applied For" in the space for the TIN in Part I of the Form W-9. For additional information, consult "Specific Instructions; Part I--Taxpayer Identification Number" in the instructions set forth in the "Guidelines for the Internal Revenue Service Form W-9". Even if a shareholder completes the Form W-9 in the manner described in this paragraph, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if the shareholder's TIN is provided to the Depositary within 60 days.

   U.S. Shareholders are urged to consult the specific instructions for completing the Form W-9 which are set forth in the "Guidelines for the Internal Revenue Service Form W-9".

   Some categories of shareholders (including, among others, all corporations and certain non-U.S. individuals and entities) are not subject to backup withholding. Non-U.S. shareholders are urged to complete and sign the main signature form and an Internal Revenue Service Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, a copy of which may be obtained from the Depositary, in order to avoid backup withholding.

   10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Innisfree M&A, Inc. (the "Information Agent") or to Bear, Stearns & Co. Inc., or Bank of America Securities LLC (the "Co-Dealer Managers") at their respective addresses or telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for the Internal Revenue Service Form W-9 may be obtained from the Information Agent or the Dealer Manager.

   11. Lost, Destroyed Or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly contact the Depositary at (800) 548-6565. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Form W-9
(Rev. December 2000)                     Request for Taxpayer                     Give form to the
Department of the Treasury      Identification Number and Certification           requester. Do not send
Internal Revenue Service                                                          to IRS.
-------------------------------------------------------------------------------------------------------------
         Name (See Specific instructions on page 2.)

Please   ----------------------------------------------------------------------------------------------------
Print    Business name, If different from above. (See Specific instructions on page 2.)
  or
type     ----------------------------------------------------------------------------------------------------
         Check appropriate box:           [_] Individual/Sole proprietor   [_] Corporation   [_] Partnership

                                          [_] Other . ................
         ----------------------------------------------------------------------------------------------------
         Address (number, street, and apt. or suite no.)                Requester's name and address (optional)

         ----------------------------------------------------------
         City, state, and ZIP code

-------------------------------------------------------------------------------------------------------------
Part I   Taxpayer Identification Number (TIN)                           List account number(s) here (optional)
-------------------------------------------------------------------

Enter your TIN in the                   ----------------------------
appropriate box. For                    Social security number
individuals, this is your               |  |  |  |  |  |  |  |  |  |   -----------------------------------------
social security number (SSN).           ----------------------------   Part II  For Payees Exempt
However, for a resident                                                         From Backup Withholding (See the
alien, sole proprietor, or                         OR                           instructions on page 2)
disregarded entity, see the                                            -----------------------------------------
Part I instructions on page
2. For other entities, it is            ----------------------------
your employer identification            Employer identification number
number (EIN). If you do not             |  |  |  |  |  |  |  |  |  |
have a number, see How to get           ----------------------------
a TIN on page 2.                                                       \
                                                                       /
Note: If the account is in                                             -----------------------------------------
more than one name, see the
chart on page 2 for
guidelines on whose number to
enter.
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Part III   Certification
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding either because; (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).
Certification instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
--------------------------------------------------------------------------------
Sign   Signature of    \                                          \
Here   U.S. person     /                                  Date    /
--------------------------------------------------------------------------------
                             Please print or type

   Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                         U.S. Trust Company of New York
                              114 West 47th Street
                            New York, NY 10036-1532
                     Telephone: (800) 548-6565 (Toll Free)
                  Facsimile: (212) 422-0183 or (646) 458-8104

   By Overnight Courier        By Hand Delivery           By Registered or
   and by Hand Delivery          by 4:30 p.m.              Certified Mail
    After 4:30 p.m. on          Monday-Friday
     Expiration Date:
U.S. Trust Company of New U.S. Trust Company of New  U.S. Trust Company of New
           York                      York                       York
  30 Broad Street, 14th    30 Broad Street, B-Level         P.O. Box 112
          Floor            New York, NY 10004-2304     Bowling Green Station
 New York, NY 10004-2304                              New York, NY 10274-0112

   If you are an accredited investor holding physical securities, then the "BY REGISTERED OR CERTIFIED MAIL" address is: U.S. Trust Company of New York, P.O. Box 112, Bowling Green Station, New York, NY 10274-0084.

   Questions and requests for assistance may be directed to Innisfree M&A Inc. or Bear, Stearns & Co. Inc. at their respective telephone numbers and locations listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery or any other tender offer materials may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022
                  Banks and Brokers Call Collect: 212-750-5833
                                       or
                    All Others Call Toll-Free: 888-750-5834

                   The Co-Dealer Managers for the Offer are:

                            Bear, Stearns & Co. Inc.
                                245 Park Avenue
                               New York, NY 10167
                          Call Toll Free: 877-341-4836

                                      and

                         Banc of America Securities LLC
                               9 West 57th Street
                               New York, NY 10019